CORPORATE
                                                              HIGH YIELD
                                                              FUND III, INC.

                               [GRAPHIC OMITTED]

                                    STRATEGIC
                                             Performance

                                                              Semi-Annual Report
                                                              November 30, 2000

                       CORPORATE HIGH YIELD FUND III, INC.

The Benefits and Risks of Leveraging

Corporate High Yield Fund III, Inc. utilizes leveraging through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

Officers and Directors

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Vincent T. Lathbury III, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Elizabeth M. Phillips, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary

--------------------------------------------------------------------------------
Arthur Zeikel, Director of Corporate High Yield Fund III, Inc. has recently retired. The Fund's Board of Directors wishes Mr. Zeikel well in his retirement.
--------------------------------------------------------------------------------

Custodian and Transfer Agent

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

NYSE Symbol

CYE

                          Corporate High Yield Fund III, Inc., November 30, 2000

DEAR SHAREHOLDER

High-Yield Market Overview

During the six-month period ended November 30, 2000, the high-yield market suffered--plagued by negative earnings surprises--fear of increasing default rates and recession, skittish investors and lack of liquidity. Investors have a "sell first, ask questions later" approach to earnings disappointments, in our opinion. Even the possibility of unfavorable news can push bond prices down. Unfortunately, that attitude and limited capital commitments from market makers decreased market liquidity. With this backdrop, an investor might well wonder what is necessary for the market to turn around and whether to stay the course in the high-yield sector.

Can the high-yield market improve? If high-yield prices stabilize or improve, returns would improve, cash would flow into the high-yield market, bond prices would rise, liquidity would increase, and returns improve further. To step into that virtuous circle and achieve a positive change in market direction, we believe there are several important, but not sufficient, conditions. Strengthening of corporate credit fundamentals would buttress high-yield performance, though broad improvement is unlikely in the near term. Falling interest rates would also provide some support to the high-yield market. Despite our equity-like investment characteristics and modest correlation of returns with other types of bonds, high-yield bonds remain a fixed-income investment. We believe that the interest rate environment will become more favorable in the next several months. Conceivably, any stability could form a base for better returns in the high-yield market, although the potential for enhanced earnings remains uncertain. A wild card is the propensity of investors to choose equities rather than high-yield investments. Until investors see a clear advantage to the high-yield market, cash flows could remain feeble and the technical underpinnings weak.

Should an investor stick with the high-yield market? We believe that the high-yield market continues to represent value for those with a long-term investment horizon. We also believe that timing the market is difficult, as investor sentiment can turn unexpectedly. Previous bear markets in the high-yield sector have been followed by quick and dramatic upturns. While it is not possible to say whether this will end with the same positive result or when such a turn would occur, we believe that investors are being paid quite well to wait. Valuations are presently very attractive. At 949 basis points (9.49%), the spread or difference between yields of Treasury bonds and high-yield bonds is approaching levels near those seen in 1990, our market's previous trough. Furthermore, yields are generous. As of November 30, 2000, the current yield of the benchmark Credit Suisse First Boston (CSFB) Global High Yield Index was eye-catching at 13.35%.

Fund Performance

For the six months ended November 30, 2000, the total investment return on the Fund's Common Stock was -9.97%, based on a change in the per share net asset value from $10.65 to $8.92, and assuming reinvestment of $0.723 per share income dividends. During this period, the net annualized yield of the Fund's Common Stock was 18.43%. We are not happy with the Fund's performance and market conditions accentuated our poor credit selection. The Fund underperformed the CSFB Global High Yield Index for the six months ended November 30, 2000, in a market where the high-yield sector exhibited its worst returns since 1990. Battered by poor technicals, corporate earnings disappointments and broad capital markets weakness, the benchmark index dropped 4.20% for the six-month period ended November 30, 2000, falling 3.94% in November alone.

Communications companies, notably competitive local exchange carriers, Internet providers and fiber backbone companies were especially hard hit. Companies with a taint of asbestos liability exposure were hammered as well. The Fund suffered from many of these problems, accentuated by leverage, as is typically the case in weak markets. Among the Fund's holdings that dropped dramatically during the period were: the communications holdings of Esprit Telecom Group PLC and PSINet Inc.; hospital supply company, ALARIS Medical Systems, Inc.; international cable TV company, United Pan-Europe Communications; roofing company, Building Materials Corporation; and our various bonds of Asia Pulp and Paper Company Ltd.

Leverage Strategy

The Fund was on average about 27% leveraged during the six-month period ended November 30, 2000. Thus, the Fund borrowed the equivalent of 27% of total assets invested, earning incremental yield on the investments we made with the borrowed funds. On November 30, 2000, the Fund was 27.8% leveraged, having borrowed $120.7 million at a borrowing cost of 6.876%. We continue to target leverage near 25%. Our leverage hurt performance in this period, as is typical when bond prices fall. Given our view that the high-yield market represents value over the long term, we expect to maintain leverage in a range near current levels, with moderate variations depending on market conditions. This strategy adds to incremental yield, but increases volatility both in weak and in strong markets. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Investment Strategy

We believe that valuations are too compelling to be defensive. We hold a core of solid, high-quality credits. However, there are many extraordinarily attractive and deeply discounted bonds in the market. While we maintain maturities somewhat shorter than the 7.1-year benchmark weighting and overall quality slightly below benchmark weighting, we may reduce quality somewhat to take advantage of attractive valuations in the single B rating category. At November 30, 2000, the Fund was overweighted relative to the benchmark CSFB Global High Yield Index in several sectors because of our belief in the favorable long-term prospects and asset valuations in these sectors. These included emerging markets, wireless communications, transportation, and healthcare. We were underweighted in fixed communications/telephony.

Given the illiquidity of the high-yield market, executing an investment plan or making major changes to a portfolio can be difficult. During the period, we reduced the Fund's exposure to several of the more liquid names in the fixed telecommunications/telephony sector in anticipation of weaker market perception of this industry. We sold our positions in Flag Telecom Holding Ltd., Global Crossing Holding Limited and Level 3 Communications Inc., and reduced holdings in Nextlink Communications Inc. We also sold our position in Intermedia Communications Inc. on the announcement of WorldCom, Inc.'s intent to acquire the company, but bought back a small position when concerns about the completion of the acquisition first surfaced. We continued to reduce at a substantial profit our position in Forcenergy Inc. We had bought bonds just prior to the firm's bankruptcy, based on our belief in the company's asset value. In this weak high-yield market, nearly all sales were the right investment decision. Redeploying the cash from those sales has been generally less successful. We purchased bonds of towel and sheet producer Westpoint Stevens Inc. at a discount, which has since widened as retail sales have lagged. We continue to believe that Westpoint's strong brand names and low-cost manufacturing will support the bonds in the long run.

We also added positions to the Fund in cable TV names: Adelphia Communications Corporation, and two German companies Ekabel Hessen and Callahan Nordrhein-Westfalen. These companies have been under pressure with weakness in communications paper, but have favorable long-term prospects. The Fund's purchase of television broadcaster LIN Holdings Corp. at a somewhat depressed level has paid off as solid operating performance has provided support for the bonds.

In Conclusion

We thank you for your investment in Corporate High Yield Fund III, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent T. Lathbury III

Vincent T. Lathbury III
Senior Vice President and
Portfolio Manager


/s/ Elizabeth M. Phillips

Elizabeth M. Phillips
Vice President and Portfolio Manager

January 12, 2001


                                     2 & 3

                          Corporate High Yield Fund III, Inc., November 30, 2000

SCHEDULE OF INVESTMENTS                                          (in US dollars)

                     S&P    Moody's   Face
INDUSTRIES         Rating   Rating   Amount                       Corporate Bonds                            Value
======================================================================================================================
Automotive--0.0%     NR*    NR*  $ 5,000,000  Breed Technologies Inc., 9.25% due 4/15/2008 (a)            $        500
======================================================================================================================
Broadcasting/Radio & NR*    NR*    5,000,000  Acme Intermediate Holdings/Finance, 12.28%** due 9/30/2005     3,100,000
Television--4.2%     B+     B1     7,000,000  Globo Comunicacoes e Participacoes, Ltd., 10.625% due
                                              12/05/2008 (c)                                                 5,722,500
                     B-     B3     6,400,000  LIN Holdings Corp., 12.895%** due 3/01/2008                    4,528,000
                                                                                                          ------------
                                                                                                            13,350,500
======================================================================================================================
Building Materials--                          Building Materials Corporation:
0.6%                 BB     Ba3      600,000    7.75% due 7/15/2005                                            144,000
                     BB     Ba3    6,850,000    8% due 12/01/2008                                            1,644,000
                                                                                                          ------------
                                                                                                             1,788,000
======================================================================================================================
Cable--6.7%                                   Adelphia Communications Corporation:
                     B+     B2     5,000,000    9.25% due 10/01/2002                                         4,575,000
                     B+     B2     3,250,000    10.875% due 10/01/2010                                       2,567,500
                                              CSC Holdings Inc.:
                     BB-    Ba3    1,750,000    9.25% due 11/01/2005                                         1,758,750
                     BB-    Ba3    4,750,000    9.875% due 5/15/2006                                         4,797,500
                     B+     B2     5,500,000  Charter Communications Holdings LLC, 8.625% due 4/01/2009      4,675,000
                     B+     B1     2,650,000  Insight Midwest, 10.50% due 11/01/2010 (c)                     2,623,500
                                                                                                          ------------
                                                                                                            20,997,250
======================================================================================================================
Cable--
International--      BB     B1     6,500,000  Cablevision SA, 13.75% due 5/01/2009                           4,663,750
8.9%                 B-     B3     3,750,000  Callahan Nordrhein-Westfalen, 14% due 7/15/2010 (c)            3,150,000
                     B      B2     1,500,000  Diamond Cable Communications PLC, 13.25% due 9/30/2004         1,425,000
                     B      B2     4,000,000  Diamond Holdings PLC, 9.125% due 2/01/2008                     3,260,000
                     B-     B3     3,750,000  Ekabel Hessen, 14.50% due 9/01/2010                            3,112,500
                     BB+    Baa3   2,750,000  Rogers Cablesystems Ltd., 10% due 12/01/2007 (c)               2,860,000
                     D      Caa3   4,050,000  Supercanal Holdings SA, 11.50% due 5/15/2005 (a)(c)            1,822,500
                     B+     B1     5,000,000  TeleWest Communications PLC, 11%** due 10/01/2007              3,950,000
                     B-     B3     5,750,000  United International Holdings, 10.757%** due 2/15/2008         2,127,500
                     B      B2     6,875,000  United Pan-Europe Communications, 13.512%** due 2/01/2010      1,718,750
                                                                                                          ------------
                                                                                                            28,090,000
======================================================================================================================
Chemicals--7.3%      BBB-   Baa3   5,250,000  Equistar Chemicals LP, 8.50% due 2/15/2004                     5,133,203
                     BB-    Ba2    3,000,000  Hercules Inc., 11.125% due 11/15/2007 (c)                      2,880,000
                     NR*    B2       550,000  Huntsman Corporation, 9.50% due 7/01/2007 (c)                    283,250
                     B+     B3     5,000,000  Huntsman ICI Holdings, 12.377%** due 12/31/2009                1,350,000
                                              ISP Holdings Inc.:
                     BB-    Ba3    1,000,000    9.75% due 2/15/2002                                            850,000
                     BB-    Ba3    3,000,000    9% due 10/15/2003                                            2,325,000
                     BB     Ba3    3,350,000  Lyondell Chemical Company, 9.625% due 5/01/2007                3,220,188
                     B+     B1     4,250,000  Octel Developments PLC, 10% due 5/01/2006                      3,995,000
                     BB-    B3     3,250,000  Sterling Chemicals Inc., 12.375% due 7/15/2006                 3,022,500
                                                                                                          ------------
                                                                                                            23,059,141
======================================================================================================================
Communications--     CCC+   B2     9,700,000  Orion Network Systems, Inc., 15.781%** due 1/15/2007           2,328,000
1.9%                 B-     B3     5,350,000  Satelites Mexicanos SA, 10.125% due 11/01/2004                 3,531,000
                                                                                                          ------------
                                                                                                             5,859,000
======================================================================================================================
Computer             BB-    Ba3    4,250,000  Amkor Technologies Inc., 9.25% due 5/01/2006                   3,952,500
Services/
Electronics--        B+     Ba3    3,650,000  Flextronics International Limited, 9.875% due 7/01/2010 (c)    3,485,750
5.8%                 CCC+   Caa3   7,250,000  MCMS Inc., 9.75% due 3/01/2008                                 4,422,500
                     B      B2     4,225,000  SCG Holdings Corporation, 12% due 8/01/2009                    3,971,500
                     B      B2     3,200,000  Zilog Inc., 9.50% due 3/01/2005                                2,496,000
                                                                                                          ------------
                                                                                                            18,328,250
======================================================================================================================
Conglomerates--1.1%  B-     B3     5,000,000  Eagle-Picher Industries, 9.375% due 3/01/2008                  3,506,250
======================================================================================================================
Consumer Products--  B-     B3     4,250,000  Albecca Inc., 10.75% due 8/15/2008                             3,771,875
4.2%                 B-     B2     5,075,000  Chattem, Inc., 8.875% due 4/01/2008                            3,552,500
                     B      B3     8,500,000  Corning Consumer Products, 9.625% due 5/01/2008                2,125,000
                     CCC+   Caa1   6,500,000  Syratech Corp., 11% due 4/15/2007                              3,737,500
                                                                                                          ------------
                                                                                                            13,186,875
======================================================================================================================
Containers--0.2%     B-     Caa1   1,000,000  Gaylord Container Corporation, 9.375% due 6/15/2007              660,000
======================================================================================================================
Energy--6.0%         CCC-   Caa3   2,100,000  Belden & Blake Corp., 9.875% due 6/15/2007                     1,722,000
                     BB     Ba3    1,450,000  Grant Prideco Inc., 9.625% due 12/01/2007 (c)                  1,448,187
                     CCC    B3     5,750,000  Ocean Rig Norway AS, 10.25% due 6/01/2008                      4,945,000
                     BB     Ba3    4,250,000  Port Arthur Finance Corporation, 12.50% due 1/15/2009          4,207,500
                     BB-    B1     5,000,000  Tesoro Petroleum Corp., 9% due 7/01/2008                       4,800,000
                     B-     B3     2,750,000  United Refining Co., 10.75% due 6/15/2007                      1,787,500
                                                                                                          ------------
                                                                                                            18,910,187
======================================================================================================================
Entertainment--1.9%  B+     B1     5,800,000  Intrawest Corp., 9.75% due 8/15/2008                           5,597,000
                     CC     Ca     4,750,000  Regal Cinemas Inc., 9.50% due 6/01/2008                          261,250
                                                                                                          ------------
                                                                                                             5,858,250
======================================================================================================================
Financial Services-- CCC-   Caa3   5,000,000  Amresco Inc., 9.875% due 3/15/2005                             2,862,500
5.2%                 BB-    Ba3    8,000,000  RBF Finance Company, 11% due 3/15/2006                         9,200,000
                     D      C      8,500,000  Reliance Group Holdings, Inc., 9.75% due 11/15/2003              255,000
                     BB+    Ba3    4,000,000  Sovereign Bancorp, 10.50% due 11/15/2006                       3,970,000
                                                                                                          ------------
                                                                                                            16,287,500
======================================================================================================================
Food & Beverage--    CCC+   Caa1   5,000,000  Aurora Food Inc., 8.75% due 7/01/2008                          3,550,000
2.0%                 B-     B3     1,600,000  Chiquita Brands International Inc., 7% due 3/28/2001
                                              (Convertible)                                                  1,400,000
                     CCC    Caa1   2,750,000  Vlasic Foods International Inc., 10.25% due 7/01/2009          1,320,000
                                                                                                          ------------
                                                                                                             6,270,000
======================================================================================================================


                                     4 & 5

                          Corporate High Yield Fund III, Inc., November 30, 2000

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

                     S&P    Moody's   Face
INDUSTRIES         Rating   Rating   Amount                       Corporate Bonds                            Value
======================================================================================================================
Gaming--2.8%         CCC+   Caa3 $ 9,000,000  Venetian Casino/LV Sands, 14.25% due 11/15/2005             $  8,842,500
======================================================================================================================
Health Services--    CCC+   B3     2,000,000  ALARIS Medical Systems, Inc., 9.75% due 12/01/2006               800,000
10.2%                CCC+   B3     6,000,000  Extendicare Health Services, 9.35% due 12/15/2007              2,760,000
                     B+     ba3    2,000,000  Fresenius Medical Capital Trust I, 9% due 12/01/2006           1,920,000
                     BBB-   Ba1    2,500,000  HEALTHSOUTH Corp., 7% due 6/15/2008                            2,229,162
                     BB     Ba3    5,750,000  ICN Pharmaceuticals Inc., 8.75% due 11/15/2008 (c)             5,706,875
                     CCC    B3     8,750,000  Kinetic Concepts, Inc., 9.625% due 11/01/2007                  7,131,250
                     B-     Caa1   7,500,000  Magellan Health Services, 9% due 2/15/2008                     4,575,000
                     D      NR*    5,250,000  Mariner Post--Acute Network, 9.50% due 11/01/2007 (a)            105,000
                     B+     Ba3    7,000,000  Quorum Health Group Inc., 8.75% due 11/01/2005                 7,035,000
                                                                                                          ------------
                                                                                                            32,262,287
======================================================================================================================
Hotels & Motels--    BB     Ba2    2,550,000  Felcor Lodging LP, 9.50% due 9/15/2008                         2,524,500
3.7%                 BB     Ba2   10,000,000  HMH Properties, Inc., 7.875% due 8/01/2008                     9,200,000
                                                                                                          ------------
                                                                                                            11,724,500
======================================================================================================================
Independent Power    BB     Ba1    3,375,000  AES Corporation, 9.375% due 9/15/2010                          3,332,812
Producers--4.0%      BB-    Ba2    2,750,000  AES Drax Energy Ltd., 11.50% due 8/30/2010 (c)                 2,901,250
                     BB+    Ba1    2,500,000  Calpine Corporation, 8.625% due 8/15/2010                      2,527,095
                     BB+    Ba3    3,500,000  Midland Funding II, 13.25% due 7/23/2006 (g)                   3,956,358
                                                                                                          ------------
                                                                                                            12,717,515
======================================================================================================================
Industrial
Services--           B-     B3     6,000,000  Neff Corp., 10.25% due 6/01/2008                               2,760,000
0.9%
======================================================================================================================
Internet Transport--                          PSINet Inc.:
0.7%                 CCC    B3     5,000,000    11.50% due 11/01/2008                                        1,550,000
                     CCC    B3     2,350,000    11% due 8/01/2009                                              716,750
                                                                                                          ------------
                                                                                                             2,266,750
======================================================================================================================
Metals & Mining--    BB+    Ba2    5,000,000  Great Central Mines Ltd., 8.875% due 4/01/2008                 4,050,000
4.6%                 CCC+   B3     7,000,000  Kaiser Aluminum & Chemical Corp., 12.75% due 2/01/2003         3,640,000
                     NR*    Ca     5,500,000  Metal Management Inc., 10% due 5/15/2008 (a)                      55,000
                     B      B3     5,000,000  Ormet Corporation, 11% due 8/15/2008 (c)                       4,250,000
                     B-     Caa3   5,000,000  Simcala Inc., 9.625% due 4/15/2006                             2,600,000
                                                                                                          ------------
                                                                                                            14,595,000
======================================================================================================================
Packaging--1.4%      B      B3     3,450,000  Huntsman Packaging Corporation, 13% due 6/01/2010              2,070,000
                     B      B3     2,450,000  US Can Corporation, 12.375% due 10/01/2010 (c)                 2,401,000
                                                                                                          ------------
                                                                                                             4,471,000
======================================================================================================================
Paper & Forest       CCC+   B3     3,750,000  APP China Group Ltd., 14% due 3/15/2010                        1,162,500
Products--3.5%       CCC+   B3     1,000,000  APP International Finance, 11.75% due 10/01/2005                 380,000
                     B      B2     3,700,000  Ainsworth Lumber Company, 12.50% due 7/15/2007 (b)             2,867,500
                     B      Caa1   9,000,000  Doman Industries Limited, 8.75% due 3/15/2004                  4,500,000
                     CCC+   B3     6,000,000  Pindo Deli Financial Mauritius, 10.75% due 10/01/2007          2,100,000
                                                                                                          ------------
                                                                                                            11,010,000
======================================================================================================================
Product
Distribution--       CCC-   Ca     5,500,000  US Office Products Co., 9.75% due 6/15/2008                      550,000
0.2%
======================================================================================================================
Publishing &         B      B2     7,000,000  MDC Communications Corp., 10.50% due 12/01/2006                6,370,000
Printing--3.6%       BB-    Ba3    5,500,000  Primedia, Inc., 7.625% due 4/01/2008                           5,032,500
                                                                                                          ------------
                                                                                                            11,402,500
======================================================================================================================
Real Estate--2.4%    BB-    Ba3    8,250,000  Forest City Enterprises Inc., 8.50% due 3/15/2008              7,713,750
======================================================================================================================
Specialty
Retailing--          B      B2     2,000,000  Jo-Ann Stores Inc., 10.375% due 5/01/2007                      1,100,000
0.4%
======================================================================================================================
Steel--1.0%          NR*    B1     3,500,000  CSN Iron SA, 9.125% due 6/01/2007 (c)                          2,773,750
                     CC     Caa3   2,750,000  Republic Technologies, 13.75% due 7/15/2009                      220,000
                                                                                                          ------------
                                                                                                             2,993,750
======================================================================================================================
Telephony--6.1%      CC     Ca     4,250,000  Esprit Telecom Group PLC, 10.875% due 6/15/2008                   85,000
                     B-     B3     2,500,000  Fairpoint Communications, 12.50% due 5/01/2010                 2,175,000
                     B-     Caa1   7,000,000  GT Group Telecom, 13.25%** due 2/01/2010                       2,240,000
                     B      B2     2,750,000  Intermedia Communications Inc., 8.60% due 6/01/2008            2,227,500
                                              L-3 Communications Corp.:
                     B+     B2     3,000,000    10.375% due 5/01/2007                                        3,067,500
                     B+     B2     2,000,000    8% due 8/01/2008                                             1,820,000
                                              Nextlink Communications Inc.:
                     B      B2     2,000,000    12.50% due 4/15/2006                                         1,505,000
                     B      B2     3,000,000    9% due 3/15/2008                                             1,845,000
                     B-     B3     5,500,000  Tele1 Europe BV, 13% due 5/15/2009                             4,235,000
                                                                                                          ------------
                                                                                                            19,200,000
======================================================================================================================
Textiles--2.3%       B      B3     4,750,000  Polymer Group Inc., 8.75% due 3/01/2008 (a)                    3,040,000
                                              Westpoint Stevens Inc.:
                     BB-    B1     3,250,000    7.875% due 6/15/2005                                         2,275,000
                     BB-    B1     2,750,000    7.875% due 6/15/2008 (d)                                     1,842,500
                                                                                                          ------------
                                                                                                             7,157,500
======================================================================================================================
Transportation--
9.0%                 NR*    Caa3   6,500,000  American Reefer Co. Ltd., 10.25% due 3/01/2008 (a)             2,210,000
                     BB-    NR*    6,000,000  Autopistas del Sol SA, 10.25% due 8/01/2009 (c)                3,720,000
                     BB-    Ba3    8,000,000  Eletson Holdings, Inc., 9.25% due 11/15/2003                   7,360,000
                     BB-    B1     5,350,000  Sea Containers Ltd., 12.50% due 12/01/2004                     4,012,500
                     BB-    B2     6,000,000  TFM, SA de CV, 11.896%** due 6/15/2009                         4,470,000
                     B-     B2     5,450,000  Transtar Holdings LP, 13.375% due 12/15/2003                   5,477,250
                     NR*    NR*    1,739,534  Trism, Inc., 12% due 2/15/2005                                 1,200,278
                                                                                                          ------------
                                                                                                            28,450,028
======================================================================================================================


                                     6 & 7

                          Corporate High Yield Fund III, Inc., November 30, 2000

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

                     S&P    Moody's   Face
INDUSTRIES         Rating   Rating   Amount                       Corporate Bonds                            Value
======================================================================================================================
Utilities--3.0%      B+     B1   $ 5,000,000  Espirito Santo--Escelsa, 10% due 7/15/2007                   $ 3,875,000
                     B+     NR*    2,000,000  Inversora de Electrica, 9% due 9/16/2004 (c)                     400,000
                     BB-    Ba2    5,500,000  Western Resources Inc., 6.25% due 8/15/2003                    5,138,650
                                                                                                          ------------
                                                                                                             9,413,650
======================================================================================================================
Wireless             CCC    Caa1   3,750,000  Airgate PCS Inc., 12.713%** due 10/01/2009                     1,837,500
Communications--     B      B1     5,000,000  Nextel Communications, Inc., 9.375% due 11/15/2009             4,300,000
6.9%                 CCC+   B3     5,500,000  Nextel Partners Inc., 12.576%** due 2/01/2009                  3,465,000
                     B      B3     4,625,000  Pinnacle Holdings Inc., 10%** due 3/15/2008                    2,405,000
                     B-     B3     9,500,000  Spectrasite Holdings Inc., 12.875%** due 3/15/2010             4,275,000
                     B-     B2     5,250,000  VoiceStream PCS Holdings Corp., 10.375% due 11/15/2009         5,565,000
                                                                                                          ------------
                                                                                                            21,847,500
======================================================================================================================
Wireless             B      B1    12,000,000  CTI Holdings SA, 11.67%** due 4/15/2008                        4,440,000
Communications--     B      B3     8,475,000  Comunicacion Celular SA, 14.125%** due 3/01/2005 (c)           6,610,500
International--
10.1%                CCC    Caa2   2,750,000  Dolphin Telecom PLC, 17.456%** due 6/01/2008                     440,000
                     B-     Caa1   8,500,000  McCaw International Ltd., 12.629%** due 4/15/2007              5,355,000
                     B-     Caa1  12,000,000  Millicom International Cellular, 13.861%** due 6/01/2006       9,480,000
                                              Telesystem International Wireless Inc.:
                     CCC+   Caa1   6,250,000    17.359%** due 6/30/2007                                      3,125,000
                     CCC+   Caa1   6,000,000    10.683%** due 11/01/2007                                     2,460,000
                                                                                                          ------------
                                                                                                            31,910,500
======================================================================================================================
                                              Total Investments in Corporate Bonds
                                              (Cost--$563,647,011)--132.8%                                 418,540,433
======================================================================================================================
                                      Shares
                                       Held                        Common Stocks
======================================================================================================================
Energy--0.6%                          95,575  Forcenergy Inc. (a)                                            1,887,606
======================================================================================================================
Food & Beverage--                     88,554  Aurora Food Inc. (a)                                             215,850
0.1%
======================================================================================================================
Telephony--0.4%                       48,005  McLeodUSA Incorporated (Class A) (a)                             648,068
                                      96,869  Tele1 Europe Holding AB (ADR) (a)(e)                             484,345
                                                                                                          ------------
                                                                                                             1,132,413
======================================================================================================================
Transportation--0.6%                 212,333  HMI (a)                                                        1,910,997
                                     110,170  Trism, Inc. (a)                                                   96,399
                                                                                                          ------------
                                                                                                             2,007,396
======================================================================================================================
                                              Total Investments in Common Stocks (Cost--$4,812,108)--1.7%    5,243,265
======================================================================================================================

                                                            Preferred Stocks & Warrants
======================================================================================================================
Packaging--0.0%                        4,000  Huntsman Packaging Corporation (Warrants) (f)                     40,000
======================================================================================================================
Paper & Forest                         3,750  APP China Group Ltd. (Warrants) (c)(f)                                38
Products--0.0%
======================================================================================================================
Product Distribution--                60,617  Nebco Evans Holding Co. (b)                                        7,577
0.0%
======================================================================================================================
Steel--0.0%                            2,750  Republic Technologies (Warrants) (f)                                  28
======================================================================================================================
Telephony--0.1%                        7,000  GT Group Telecom (Warrants) (c)(f)                               311,500
======================================================================================================================
Wireless                               5,293  Rural Cellular Corp. (Series B) (b)                            4,128,540
Communications--
1.3%
======================================================================================================================
                                              Total Investments in Preferred Stocks & Warrants
                                              (Cost--$11,438,400)--1.4%                                      4,487,683
======================================================================================================================
                                      Face
                                     Amount                    Short-Term Securities
======================================================================================================================
Commercial                        $  323,000  General Electric Capital Corp., 6.54% due 12/01/2000             323,000
Paper***--0.1%
======================================================================================================================
                                              Total Investments in Short-Term Securities
                                              (Cost--$323,000)--0.1%                                           323,000
======================================================================================================================
                                              Total Investments (Cost--$580,220,519)--136.0%               428,594,381

                                              Liabilities in Excess of Other Assets--(36.0%)              (113,487,332)
                                                                                                          ------------
                                              Net Assets--100.0%                                          $315,107,049
                                                                                                          ============
======================================================================================================================

*     Not Rated.
** Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
*** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
(a)   Non-income producing security.
(b) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(d) Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $1,843,000, representing 0.6% of net assets.
      --------------------------------------------------------------------------
                                          Acquisition
      Issue                                  Date          Cost          Value
      --------------------------------------------------------------------------
      Westpoint Stevens Inc.,
        7.875% due 6/15/2008               8/25/2000    $2,375,313    $1,842,500
      --------------------------------------------------------------------------
      Total                                             $2,375,313    $1,842,500
                                                        ==========    ==========
      --------------------------------------------------------------------------
(e)   American Depositary Receipts (ADR).
(f) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(g)   Subject to principal paydowns.

      See Notes to Financial Statements.


                                     8 & 9

                          Corporate High Yield Fund III, Inc., November 30, 2000

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

              As of November 30, 2000
===============================================================================================================================
Assets:       Investments, at value (identified cost--$580,220,519) ...........................                   $ 428,594,381
              Cash ............................................................................                       3,615,567
              Receivables:
                 Interest .....................................................................   $  12,811,403
                 Securities sold ..............................................................       4,853,924      17,665,327
                                                                                                  -------------
              Prepaid expenses and other assets ...............................................                         313,243
                                                                                                                  -------------
              Total assets ....................................................................                     450,188,518
                                                                                                                  -------------
===============================================================================================================================
Liabilities:  Loans ...........................................................................                     124,200,000
              Payables:
                 Securities purchased .........................................................       5,483,153
                 Dividends to shareholders ....................................................       4,403,333
                 Interest on loans ............................................................         708,788
                 Investment adviser ...........................................................         185,864      10,781,138
                                                                                                  -------------
              Accrued expenses and other liabilities ..........................................                         100,331
                                                                                                                  -------------
              Total liabilities ...............................................................                     135,081,469
                                                                                                                  -------------
===============================================================================================================================
Net Assets:   Net assets ......................................................................                   $ 315,107,049
                                                                                                                  =============
===============================================================================================================================
Capital:      Common Stock, $.10 par value, 200,000,000 shares authorized .....................                   $   3,532,926
              Paid-in capital in excess of par ................................................                     524,884,568
              Undistributed investment income--net ............................................                       4,008,658
              Accumulated realized capital losses on investments--net .........................                     (64,657,532)
              Accumulated distributions in excess of realized capital gains on investments--net                      (1,035,433)
              Unrealized depreciation on investments--net .....................................                    (151,626,138)
                                                                                                                  -------------
              Total--Equivalent to $8.92 per share based on 35,329,258 shares of capital stock
              outstanding (market price $8.00) ................................................                   $ 315,107,049
                                                                                                                  =============
===============================================================================================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                     For the Six Months Ended November 30, 2000
========================================================================================================
Investment           Interest and discount earned ........................                  $ 31,029,405
Income:              Dividends ...........................................                       240,137
                     Other ...............................................                       353,845
                                                                                            ------------
                     Total income ........................................                    31,623,387
                                                                                            ------------
========================================================================================================
Expenses:            Loan interest expense ...............................   $  4,767,751
                     Investment advisory fees ............................      1,516,771
                     Borrowing costs .....................................        153,509
                     Accounting services .................................         35,010
                     Transfer agent fees .................................         29,200
                     Directors' fees and expenses ........................         19,634
                     Custodian fees ......................................         19,118
                     Listing fees ........................................         15,730
                     Printing and shareholder reports ....................         14,281
                                                                             ------------
                     Total expenses ......................................                     6,571,004
                                                                                            ------------
                     Investment income--net ..............................                    25,052,383
                                                                                            ------------
========================================================================================================
Realized &           Realized loss on investments--net ...................                   (20,174,773)
Unrealized Loss on   Change in unrealized depreciation on investments--net                   (40,468,764)
Investments-- Net:                                                                          ------------
                     Net Decrease in Net Assets Resulting from Operations                   $(35,591,154)
                                                                                            ============
========================================================================================================

See Notes to Financial Statements.


                                    10 & 11

                          Corporate High Yield Fund III, Inc., November 30, 2000

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     For the Six     For the Year
                                                                                                    Months Ended        Ended
                 Increase (Decrease) in Net Assets:                                                 Nov. 30, 2000    May 31, 2000
==================================================================================================================================
Operations:      Investment income--net .........................................................   $  25,052,383    $  51,406,005
                 Realized loss on investments--net ..............................................     (20,174,773)     (18,948,171)
                 Change in unrealized depreciation on investments--net ..........................     (40,468,764)     (62,063,303)
                                                                                                    -------------    -------------
                 Net decrease in net assets resulting from operations ...........................     (35,591,154)     (29,605,469)
                                                                                                    -------------    -------------
==================================================================================================================================
Dividends to     Dividends to shareholders from investment income--net ..........................     (25,517,956)     (52,551,007)
Shareholders:                                                                                       -------------    -------------
==================================================================================================================================
Capital Stock    Value of shares issued to Common Stock Shareholders in reinvestment of dividends         750,986        2,400,682
Transactions:    Offering costs resulting from issuance of Common Stock .........................              --           42,995
                                                                                                    -------------    -------------
                 Net increase in net assets derived from capital stock transactions .............         750,986        2,443,677
                                                                                                    -------------    -------------
==================================================================================================================================
Net Assets:      Total decrease in net assets ...................................................     (60,358,124)     (79,712,799)
                 Beginning of period ............................................................     375,465,173      455,177,972
                                                                                                    -------------    -------------
                 End of period* .................................................................   $ 315,107,049    $ 375,465,173
                                                                                                    =============    =============
==================================================================================================================================
                *Undistributed investment income--net ...........................................   $   4,008,658    $   4,474,231
                                                                                                    =============    =============
==================================================================================================================================

See Notes to Financial Statements.

STATEMENT OF CASH FLOWS

                         For the Six Months Ended November 30, 2000
======================================================================================================
Cash Provided by         Net decrease in net assets resulting from operations ........   $ (35,591,154)
Operating Activities:    Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
                            Increase in receivables ..................................        (622,935)
                            Increase in other assets .................................        (309,938)
                            Decrease in other liabilities ............................        (313,086)
                            Realized and unrealized loss on investments--net .........      60,643,537
                            Amortization of discount .................................      (6,239,385)
                                                                                         -------------
                         Net cash provided by operating activities ...................      17,567,039
                                                                                         -------------
======================================================================================================
Cash Provided by         Proceeds from sales of long-term investments ................     144,710,449
Investing Activities:    Purchases of long-term investments ..........................    (124,257,121)
                         Purchases of short-term investments .........................     (59,119,473)
                         Proceeds from sales and maturities of short-term investments       59,138,000
                                                                                         -------------
                         Net cash provided by investing activities ...................      20,471,855
                                                                                         -------------
======================================================================================================
Cash Used for            Cash receipts from borrowings ...............................      96,000,000
Financing Activities:    Cash payments on borrowings .................................    (109,200,000)
                         Dividends paid to shareholders ..............................     (21,237,561)
                                                                                         -------------
                         Net cash used for financing activities ......................     (34,437,561)
                                                                                         -------------
======================================================================================================
Cash:                    Net increase in cash ........................................       3,601,333
                         Cash at beginning of period .................................          14,234
                                                                                         -------------
                         Cash at end of period .......................................   $   3,615,567
                                                                                         =============
======================================================================================================
Cash Flow                Cash paid for interest ......................................   $   4,848,733
Information:                                                                             =============
======================================================================================================
Non-Cash                 Reinvestment of dividends to shareholders ...................   $     750,986
Financing Activities:                                                                    =============
======================================================================================================

See Notes to Financial Statements.


                                    12 & 13

                          Corporate High Yield Fund III, Inc., November 30, 2000

FINANCIAL HIGHLIGHTS


                                                                                  For the                                For the
                    The following per share data and ratios have been derived   Six Months             For the           Period
                    from information provided in the financial statements.         Ended         Year Ended May 31,   Jan. 30, 1998+
                                                                               November 30,    ---------------------   to May 31,
                    Increase (Decrease) in Net Asset Value:                       2000**        2000**       1999         1998
================================================================================================================================
Per Share           Net asset value, beginning of period .................       $  10.65      $  12.98     $  14.99    $  15.00
Operating                                                                        --------      --------     --------    --------
Performance:          Investment income--net .............................            .71          1.46         1.47         .42
                      Realized and unrealized loss on investments--net ...          (1.72)        (2.30)       (1.99)       (.11)
                                                                                 --------      --------     --------    --------
                    Total from investment operations .....................          (1.01)         (.84)        (.52)        .31
                                                                                 --------      --------     --------    --------
                    Less dividends and distributions:
                      Investment income--net .............................           (.72)        (1.49)       (1.46)       (.30)
                      In excess of realized gain on investments--net .....             --            --         (.03)         --
                                                                                 --------      --------     --------    --------
                    Total dividends and distributions ....................           (.72)        (1.49)       (1.49)       (.30)
                                                                                 --------      --------     --------    --------
                    Capital charge resulting from issuance of Common Stock             --            --++         --++      (.02)
                                                                                 --------      --------     --------    --------
                    Net asset value, end of period .......................       $   8.92      $  10.65     $  12.98    $  14.99
                                                                                 ========      ========     ========    ========
                    Market price per share, end of period ................       $   8.00      $10.1875     $12.8125    $14.1875
                                                                                 ========      ========     ========    ========
================================================================================================================================
Total Investment    Based on net asset value per share ...................         (9.97%)+++   (6.06%)      (2.73%)        2.00%+++
Return:***                                                                       ========      ========     ========    ========
                    Based on market price per share ......................        (15.59%)+++    (8.96%)       1.45%      (3.46%)+++
                                                                                 ========      ========     ========    ========
================================================================================================================================
Ratios to Average   Expenses, excluding interest expense .................           .97%*         .97%         .85%          --
Net Assets:                                                                      ========      ========     ========    ========
                    Expenses, net of reimbursement .......................          3.54%*        3.07%        2.28%        .10%*
                                                                                 ========      ========     ========    ========
                    Expenses .............................................          3.54%*        3.07%        2.28%        .69%*
                                                                                 ========      ========     ========    ========
                    Investment income--net ...............................         13.50%*       12.13%       10.58%       8.46%*
                                                                                 ========      ========     ========    ========
================================================================================================================================
Leverage:           Amount of borrowings (in thousands) ..................       $124,200      $137,400     $155,700          --
                                                                                 ========      ========     ========    ========
                    Average amount of borrowings outstanding during the
                    period (in thousands) ................................       $135,513      $146,410     $126,034          --
                                                                                 ========      ========     ========    ========
                    Average amount of borrowings outstanding per share
                    during the period ....................................       $   3.84      $   4.16     $   3.60          --
                                                                                 ========      ========     ========    ========
================================================================================================================================
Supplemental        Net assets, end of period (in thousands) .............       $315,107      $375,465     $455,178    $523,857
Data:                                                                            ========      ========     ========    ========
                    Portfolio turnover ...................................         26.63%        45.40%       46.86%      16.79%
                                                                                 ========      ========     ========    ========
================================================================================================================================

+     Commencement of operations.
++    Amount is less than $.01 per share.
+++   Aggregate total investment return.
*     Annualized.
**    Based on average shares outstanding.
*** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Corporate High Yield Fund III, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund will determine and make available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol CYE. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Portfolio securities are valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value, unless this method no longer produces fair valuations. Rights or warrants to acquire stock, or stock acquired pursuant to the exercise of a right or warrant, may be valued taking into account various factors such as original cost to the Fund, earnings and net worth of the issuer, market prices for securities of similar issuers, assessment of the issuer's future prosperity, liquidation value or third party transactions involving the issuer's securities. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options-- The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security


                                     14 & 15

                          Corporate High Yield Fund III, Inc., November 30, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Interest rate transactions -- The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income-- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will begin amortizing premiums and discounts on debt securities effective June 1, 2001. Prior to this date, the Fund did not amortize premiums or discounts on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined but will result in an adjustment to cost of securities and a corresponding adjustment in net unrealized appreciation/depreciation, based on securities held as of May 31, 2001.

(e) Dividends and distributions-- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to post-October losses.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services the Fund pays a monthly fee at an annual rate of .60% of the Fund's average weekly net assets plus the proceeds of any outstanding principal borrowed.

During the six months ended November 30, 2000, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, $693 for security price quotations to compute the net asset value of the Fund.

Accounting services were provided to the Fund by FAM.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 2000 were $129,798,092 and $146,863,073, respectively.

Net realized losses for the six months ended November 30, 2000 and net unrealized losses as of November 30, 2000 were as follows:

--------------------------------------------------------------------------------
                                                Realized             Unrealized
                                                Losses                Losses
--------------------------------------------------------------------------------
Long-term investments ..............         $(20,174,773)        $(151,626,138)
                                            -------------         -------------
Total ..............................         $(20,174,773)        $(151,626,138)
                                            =============         =============
--------------------------------------------------------------------------------

As of November 30, 2000, net unrealized depreciation for Federal income tax purposes aggregated $151,626,138, of which $6,161,291 related to appreciated securities and $157,787,429 related to depreciated securities. The aggregate cost of investments at November 30, 2000 for Federal income tax purposes was $580,220,519.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the six months ended November 30, 2000 and the year ended May 31, 2000 increased by 69,215 and 190,343, respectively, as a result of dividend reinvestment.

5. Short-Term Borrowings:

On June 7, 2000, the Fund extended its one-year credit agreement with State Street Bank and Trust Company, Fleet National Bank and certain other institutions party thereto. The agreement was for a $250,000,000 credit facility bearing interest at the Federal Funds rate plus .50% and/or LIBOR plus .50%.

On July 6, 2000, the Fund entered into a one-year $225,000,000 revolving credit and security agreement with Citibank, N.A. and other lenders (the "Lenders"). This agreement replaced the credit agreement the Fund had extended on June 7, 2000. The Fund may borrow money through (i) a line of credit from certain Lenders at the Eurodollar rate plus .75% or the highest of the Federal Funds rate plus .50%, a Base rate as determined by Citibank, N.A. and the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks plus .50%, or (ii) through the issuance of commercial paper notes by certain Lenders at rates of interest equivalent to the weighted average of the per annum rates paid or payable by such Lenders in respect of those commercial paper notes.

For the six months ended November 30, 2000, the average amount borrowed was approximately $135,513,000 and the daily weighted average interest rate was 7.02%. For the six months ended November 30, 2000, facility and commitment fees aggregated approximately $154,000.

6. Capital Loss Carryforward:

At May 31, 2000, the Fund had a net capital loss carryforward of approximately $28,374,000, of which $6,420,000 expires in 2007 and $21,954,000 expires in
2008. This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Event:

On December 1, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.113465 per share, payable on December 15, 2000 to shareholders of record as of December 7, 2000. In addition, on December 18, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.114064 per share, payable on January 5, 2001 to shareholders of record as of December 29, 2000.


                                    16 & 17

                          Corporate High Yield Fund III, Inc., November 30, 2000

PORTFOLIO INFORMATION


                                                                      Percent of
                   As of November 30, 2000                 Long-Term Investments
================================================================================
Top Ten Holdings   Nextel                      Nextel offers digital
                   Communications, Inc.*       and analog wireless
                                               communications services
                                               throughout the United
                                               States. The company's
                                               digital service covers
                                               nearly one-half of the
                                               total US population
                                               and, once completed,
                                               will enable Nextel to
                                               offer nationwide
                                               digital wireless
                                               service. Our holdings
                                               include bonds of
                                               100%-owned McCaw
                                               International.               2.3%
--------------------------------------------------------------------------------
                   Millicom International      Millicom International
                   Cellular SA                 develops and operates
                                               cellular telephone
                                               systems worldwide. The
                                               company has interest in
                                               33 cellular systems in
                                               20 countries, primarily
                                               in emerging markets in
                                               Asia, Latin America,
                                               Europe and Africa.           2.0
--------------------------------------------------------------------------------
                   HMH Properties, Inc.        HMH, a wholly-owned
                                               subsidiary of Host
                                               Marriott Corporation,
                                               owns or holds
                                               controlling interests
                                               in 69 full-service
                                               lodging properties. The
                                               properties are
                                               generally operated
                                               under the Marriott and
                                               Ritz-Carlton brand
                                               names. Host Marriott
                                               manages most of the
                                               properties for fees
                                               based on revenues or
                                               operating profit.            1.7
--------------------------------------------------------------------------------
                   RBF Finance Company         R&B Falcon (the parent
                                               company of RBF Finance)
                                               owns and operates the
                                               world's largest fleet
                                               of marine drilling
                                               rigs. The company
                                               operates in most of the
                                               world's major offshore
                                               hydrocarbon-producing
                                               regions and in all
                                               water depths. The RBF
                                               notes are guaranteed by
                                               R&B Falcon, as well as
                                               secured by
                                               first-priority liens on
                                               certain new rigs and
                                               related long-term
                                               contracts.                   1.7
--------------------------------------------------------------------------------
                   Comunicacion Celular SA     Comcel is a cellular
                   (Comcel)                    telephone company
                                               located in Colombia.
                                               Bell Canada, SBC
                                               Communications and
                                               Telefonos de Mexico
                                               jointly own the
                                               company.                     1.7
--------------------------------------------------------------------------------
                   Kinetic Concepts, Inc.      Kinetic Concepts
                                               designs, manufactures
                                               and rents specialty
                                               hospital beds and
                                               mattress overlays, as
                                               well as non-invasive
                                               medical devices.             1.7
--------------------------------------------------------------------------------
                   Venetian Casino/LV Sands    This recently opened
                                               casino/resort on the
                                               Las Vegas Strip has an
                                               old Venice theme and
                                               decor and targets the
                                               convention market.           1.6
--------------------------------------------------------------------------------
                   Quorum Health Group Inc.    Quorum owns and
                                               operates acute care
                                               hospitals, as well as
                                               providing management
                                               and consulting services
                                               to hospitals. Triad
                                               Hospitals has announced
                                               that it will buy Quorum
                                               for cash, stock and
                                               assumed debt.                1.6
--------------------------------------------------------------------------------
                   Eletson Holdings, Inc.      A Greek shipping
                                               company, Eletson owns
                                               and operates one of the
                                               world's largest and
                                               most modern fleets of
                                               medium-size
                                               double-hulled product
                                               tankers.                     1.5
--------------------------------------------------------------------------------
                   Forest City                 Forest City is a
                   Enterprises Inc.            diversified real estate
                                               developer. The company
                                               develops, acquires,
                                               owns and manages
                                               commercial and
                                               residential real estate
                                               projects in 21 states
                                               and the District of
                                               Columbia.                    1.4
--------------------------------------------------------------------------------
*Includes combined holdings.

Portfolio Profile

The quality ratings* of securities in the Fund as of November 30, 2000 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                  Long-Term Investments
--------------------------------------------------------------------------------
BBB/Baa .............................................................       2.4%
BB/Ba ...............................................................      34.0
B/B .................................................................      52.1
CCC/Caa or Lower ....................................................      10.4
NR (Not Rated) ......................................................       1.1
--------------------------------------------------------------------------------

* In cases where bonds are rated differently by Standard & Poor's Corporation and Moody's Investors Service, Inc., bonds are categorized according to the higher of the two ratings.

--------------------------------------------------------------------------------
                                                                      Percent of
Foreign Holdings                                           Long-Term Investments
--------------------------------------------------------------------------------
Total Foreign Holdings ..............................................      32.7%
Emerging Market Holdings ............................................      10.7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Average Portfolio Maturity ..........................................  5.9 Years
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Foreign Countries*                            Long-Term Investments
--------------------------------------------------------------------------------
Canada ..................................................................   7.0%
Great Britain ...........................................................   4.7
Argentina ...............................................................   3.5
Brazil ..................................................................   2.9
Luxembourg ..............................................................   2.2
--------------------------------------------------------------------------------
*     All holdings are denominated in US dollars.

--------------------------------------------------------------------------------
                                                        Percent of
Top Five Industries                                    Total Assets
--------------------------------------------------------------------------------
Health Services .........................................................   7.2%
Wireless Communications--International ..................................   7.1
Transportation ..........................................................   6.8
Cable--International ....................................................   6.2
Wireless Communications .................................................   5.8
--------------------------------------------------------------------------------

PROXY RESULTS

During the six-month period ended November 30, 2000, Corporate High Yield Fund III, Inc.'s shareholders voted on the following proposals. The proposals were approved at the shareholders' meeting on August 23, 2000. The description of each proposal and number of shares voted are as follows:

----------------------------------------------------------------------------------------------------
                                                                      Shares Voted   Shares Withheld
                                                                           For         From Voting
----------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:   Terry K. Glenn            33,786,280        940,055
                                             Joe Grills                33,781,132        945,203
                                             Walter Mintz              33,774,453        951,882
                                             Robert S. Salomon, Jr.    33,781,832        944,503
                                             Melvin R. Seiden          33,782,780        943,555
                                             Stephen B. Swensrud       33,781,132        945,203
                                             Arthur Zeikel             33,775,252        951,083
----------------------------------------------------------------------------------------------------
                                                                    Shares Voted   Shares Voted   Shares Voted
                                                                         For          Against        Abstain
--------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                 33,990,647       322,980        412,709
--------------------------------------------------------------------------------------------------------------


                                    18 & 19

Corporate High Yield Fund III, Inc. seeks to provide shareholders with current income by investing primarily in a diversified portfolio of fixed-income securities that are rated in the lower rating categories of the established rating services (Baa or lower by Moody's Investors Service, Inc. or BBB or lower by Standard & Poor's Corporation) or are unrated securities of comparable quality.

This report, including the financial information herein, is transmitted to shareholders of Corporate High Yield Fund III, Inc. for their information. It is not a prospectus. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Corporate High
Yield Fund III, Inc.
Box 9011
Princeton, NJ
08543-9011                                                        #COYIII--11/00

[RECYCLE LOGO]Printed on post-consumer recycled paper